UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 12, 2004


                                   GTSI CORP.

                            Incorporated in Delaware

                           Commission File No. 0-19394

                  I.R.S. Employer Identification No. 54-1248422

                            3901 Stonecroft Boulevard
                         Chantilly, Virginia 20151-1010
                                 (703) 502-2000


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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The information contained in this Item 12 of this Current Report is being furnished in accordance with SEC Release Nos. 33-8216 and 34-47583.

The information, including the exhibits attached hereto, in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.

Attached and incorporated herein by reference as Exhibit 99.1 is a copy of a press release of GTSI Corp., dated February 12, 2004, reporting GTSI Corp.'s financial results for the three and 12-month periods ended December 31, 2003 and monthly sales.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             GTSI CORP.

                                             By: /s/ Thomas A. Mutryn
                                                --------------------------------
                                                 Thomas A. Mutryn
                                                 Senior Vice President and CFO

Date:  February 12, 2004


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                                INDEX TO EXHIBITS

EXHIBIT NO.         DESCRIPTION
-----------         -----------

99.1                Press Release issued by GTSI Corp. dated February 12, 2004.